WAYNE HUMMER INVESTMENT TRUST

                            Supplement to Prospectus
                               Dated July 31, 1999


     The table appearing in the Example on the top of page 10 is revised to read as follows:

                                      1 YEAR   3 YEARS  5 YEARS  10 YEARS
                                      ------   -------  -------  --------
CorePortfolio Fund ................    $ 77     $239      N/A       N/A
Growth Fund .......................    $ 96     $300      $520    $1,155
Income Fund .......................    $103     $322      $558    $1,236
Money Market Fund* ................    $ 73     $227      $395    $  883

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*    The information in this example for the Money Market Fund is based upon the historical operating expenses of the Predecessor Fund, which was reorganized as the Money Market Fund in July 1999.





Dated: October 21, 1999